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                                                                    Exhibit 10.2

                           [UGLY DUCKLING LETTERHEAD]

                           UGLY DUCKLING CORPORATION


                                October 20, 1997

                                                    VIA FACSIMILE (847-304-3338)
                                                                  & REGULAR MAIL
Mr. Farhaan Hassan
GE Capital
Asset Based Financing
800 Hart Road, Suite 200
Barrington, Illinois 60010


     Re: $100 million line of credit

Dear Farhaan:

     As you know, Section 13.15 of the Amended and Restated Loan and Security Agreement provides that Ugly Duckling Corporation shall not invest more than $20 million into Cygnet Finance, Inc. On behalf of Ugly Duckling Corporation, Eric Splaver has requested an increase in the investment limitation to $30 million. I understand that you have agreed to this increase. The purpose of this letter is to confirm the agreement between General Electric Capital Corporation and Ugly Duckling Corporation to amend Section 13.15 of the Amended and Restated Loan and Security Agreement to increase the investment limitation in Cygnet Finance, Inc. from $20 million to $30 million. Please acknowledge your agreement to this amendment by signing this letter and returning it to me at your convenience. If you have any questions or instructions regarding this matter please contact me at any time. Your cooperation is appreciated.

                                   Cordially,


                                   /s/ Steven P. Johnson
                                   Steven P. Johnson
                                   General Counsel


SPJ:ag

Cc: Eric J. Splaver


UDH.GE:CFH20.DOC

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     Acknowledged and accepted this 23 day of October, 1997.

                                   General Electric Capital Corporation



                                 By:   /s/  Farhaan Hassan
                                       ---------------------------------
                                 Name: Farhaan Hassan
                                       ---------------------------------
                                 Its:  Account Executive
                                       ---------------------------------







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UDH.GE:CFH20.DOC